Shares Held by the ESOP Plan (Table Text Block)	12 Months Ended
Mar. 31, 2013
Table Text Block [Abstract]
Shares Held by the ESOP Plan
Shares are released from collateral and allocated to active employees based on the proportion of debt service paid in the plan year. Contributions to the Plan Trust during fiscal 2013, 2012 and 2011 were $1.7 million, $2.0 million and $2.1 million, respectively.
Shares held by the Plan were as follows:
	Years Ended March 31,
	2013	2012
	(In thousands)
Allocated shares	1,374	1,372
Unreleased shares	76	124
Fair value of unreleased shares	$13,218	$12,841

The fair value of unreleased shares issued prior to 1992 is defined as the historical cost of such shares. The fair value of unreleased shares issued subsequent to December 31, 1992 is defined as the trading value of such shares as of March 31, 2013 and March 31, 2012, respectively.